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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 30, 1998, which appears on page F-1 of QUALCOMM Incorporated's Annual Report on Form 10-K for the year ended September 30, 1998.



PRICEWATERHOUSECOOPERS LLP

San Diego, California
December 18, 1998